INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant             [x]

Filed by a Party other than the Registrant           [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[_]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e) (2))

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                (Name of Registrant as Specified in its Charter)

                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

--------------------------------------------------------------------------------

                       Standish International Equity Fund

                      Standish International Small Cap Fund

                          Standish Small Cap Value Fund

                One Financial Center, Boston, Massachusetts 02111
                                 1-800-221-4795

--------------------------------------------------------------------------------

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                         To be held on October 10, 2002

--------------------------------------------------------------------------------

     A Special Meeting of Shareholders (the "Meeting") of Standish International Equity Fund, Standish International Small Cap Fund and Standish Small Cap Value Fund (each, a "Fund", and collectively, the "Funds") will be held on Thursday, October 10, 2002 at 2:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting.

     1. To approve and implement a new investment policy allowing each Fund to convert to the master-feeder structure whereby each Fund would invest all of its investable assets in the corresponding master portfolio listed in the table below (each, a "Portfolio"). Each Portfolio has substantially the same investment objective, policies and restrictions as the corresponding Fund;

             Fund                                      Corresponding Portfolio
             ----                                      -----------------------
Standish International Equity Fund              Standish International Equity Portfolio

Standish International Small Cap Fund           Standish International Small Cap Portfolio

Standish Small Cap Value Fund                   Standish Small Cap Value Portfolio

     2. To authorize each Fund to vote as a holder of an interest in the corresponding Portfolio to approve an investment advisory agreement between the corresponding Portfolio and Standish Mellon Asset Management Company LLC, each Fund's investment adviser;

     3(a) & (b) To amend certain fundamental investment restrictions of Standish
                International Equity Fund to (a) permit the Fund to implement the proposed new master-feeder conversion described in Proposal 1 above and (b) to engage in securities lending to the extent permitted under the Investment Company Act of 1940; and

     4. To consider any other business that may properly come before the meeting.

     The Board of Trustees of the Standish, Ayer & Wood Investment Trust unanimously recommends that you vote in favor of all of the proposals. Approval of the proposals will not result in an increase in the advisory fee rate paid directly or indirectly by any of the Funds.

     Shareholders of record of each Fund at the close of business on July 29, 2002 (the "Record Date") will be entitled to vote at the Meeting and at any adjournment(s). The Proxy Statement and Proxy Card are being mailed to shareholders of record on or about August 20, 2002.

                                              By Order of the Board of Trustees,
                                          Richard S. Wood, President and Trustee
Boston, Massachusetts
August 19, 2002

       PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER
                    OR NOT YOU EXPECT TO ATTEND THE MEETING.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

--------------------------------------------------------------------------------

                       Standish International Equity Fund

                      Standish International Small Cap Fund

                          Standish Small Cap Value Fund

                              One Financial Center
                           Boston, Massachusetts 02111

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

     This Proxy Statement contains the information you should know before voting on the proposals summarized below.

                                  INTRODUCTION

     This Proxy Statement is being used by the Board of Trustees of the Standish, Ayer & Wood Investment Trust (the "Trust") to solicit proxies to be voted at a Special Meeting of Shareholders of each of the Standish International Equity Fund, Standish International Small Cap Fund and Standish Small Cap Value Fund (each, a "Fund", and collectively, the "Funds") and at any adjournments thereof (the "Meeting"). The Meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m. (Eastern time) on Thursday, October 10, 2002, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     This Proxy Statement and the enclosed Proxy Card are being mailed to shareholders on or about August 20, 2002. Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders may request a copy of these reports by writing to the Standish Funds, P.O. Box 51407, Boston, Massachusetts 02205-1407, by calling 1-800-221-4795 or by visiting our web site at www.standishmellon.com. The annual report for each Fund for its most recently completed fiscal year was previously mailed to shareholders.

     The Trustees of the Trust know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

Who is eligible to vote

     Shareholders of record of a Fund as of the close of business on July 29, 2002 (the "record date") are entitled to vote on all of that Fund's business at the Meeting and any adjournments thereof. Each share is entitled to one vote. A fractional share is entitled to the corresponding fraction of one vote. Shares represented by properly executed proxies will be voted according to the shareholder's instructions unless revoked before or at the Meeting. If you sign a proxy, but do not fill in a vote, your shares will be voted FOR each Proposal, as applicable. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

     The following table summarizes each proposal to be voted on at the Meeting and the Funds whose shareholders are being solicited with respect to each
Proposal:

--------------------------------------------------------------------------------

                         SUMMARY OF VOTING ON PROPOSALS

--------------------------------------------------------------------------------

                                      Proposal                                        Affected Funds
                                      --------                                        --------------
1.       To approve and implement a new investment policy allowing each Fund to         Each Fund
         convert to the master-feeder structure whereby each Fund would invest all of its investable assets in the corresponding master portfolio listed in the table below (each, a "Portfolio"). Each Portfolio has substantially the same investment objective, policies and restrictions as the corresponding Fund;

                      Fund                                   Corresponding Portfolio
                      ----                                   -----------------------

         Standish International Equity Fund           Standish International Equity Portfolio

         Standish International Small Cap Fund        Standish International Small Cap Portfolio

         Standish Small Cap Value Fund                Standish Small Cap Value Portfolio

2.       To authorize the Trust to vote as a holder of an interest in the               Each Fund
         Portfolio to approve an investment advisory agreement between each Portfolio and Standish Mellon Asset Management Company LLC,
         currently the investment adviser for each Fund; and

3(a)-(b) To amend certain fundamental investment restrictions of Standish                Standish
         International Equity Fund (a) to permit the Fund to implement the             International
         proposed master-feeder conversion described in Proposal 1 above and (b)        Equity Fund
         to engage in securities lending to the extent permitted under the                 only
         Investment Company Act of 1940.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   PROPOSAL 1
            TO APPROVE AND IMPLEMENT A NEW INVESTMENT POLICY ALLOWING
              EACH FUND TO CONVERT TO THE MASTER-FEEDER STRUCTURE

--------------------------------------------------------------------------------

Summary

     The Trustees of the Trust have approved, and are submitting to the shareholders of each Fund for approval, the adoption and implementation of a new investment policy to permit each Fund to invest all of its investable assets in a corresponding open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios") which has substantially the same investment objective, policies and restrictions as the corresponding Fund. The Portfolios are newly formed series of the Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust").

     This structure, in which one fund (the feeder fund) invests all of its investable assets in a corresponding portfolio (the master portfolio) with substantially the same investment objective, policies and restrictions, is referred to herein as the 'master-feeder' structure. If each Fund's shareholders approve this Proposal, the Trustees intend to invest all of the investable assets of each Fund in its corresponding Portfolio, thereby converting each Fund from a stand-alone fund into a feeder fund in the master-feeder structure. Each 'feeder' Fund and its corresponding 'master' Portfolio are listed in the table below:

                    Fund                                   Corresponding Portfolio
                    ----                                   -----------------------
     Standish International Equity Fund             Standish International Equity Portfolio

     Standish International Small Cap Fund          Standish International Small Cap Portfolio

     Standish Small Cap Value Fund                  Standish Small Cap Value Portfolio

     In order for International Small Cap Fund and Small Cap Value Fund to convert to the master-feeder structure, shareholders must approve both this Proposal 1 and Proposal 2 below. In order for the International Equity Fund to convert to the master-feeder structure, shareholders must approve both this Proposal 1 and Proposals 2 and 3(a) below. Approval of Proposal 3(a) is also required for International Equity Fund because that Fund has certain additional fundamental investment restrictions which International Small Cap Fund and Small Cap Value Fund do not have which also need to be amended to permit the master-feeder conversion to occur. Accordingly, shareholders who support converting to the new master-feeder structure for all three Funds should vote in favor of Proposals 1, 2 and 3(a).

     The Trustees of the Trust unanimously recommend that shareholders of each Fund vote to approve this Proposal 1. The Trustees believe that the Funds' conversion to the master-feeder fund structure will be advantageous to the shareholders of the Funds in several respects. Please see "Factors Considered by the Trustees and their Recommendation" below for a discussion of the Trustees' recommendation.

New Investment Policy

     The Trustees recommend that the shareholders of the Fund approve the adoption and implementation of a new investment policy allowing each Fund to convert to the master-feeder structure by investing all of the Fund's investable assets in the corresponding Portfolio. Each Portfolio is a newly formed series of the Portfolio Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Interests in the Portfolio are not available for purchase directly by members of the general public.

     Each Portfolio has substantially the same investment objective, policies and restrictions as the corresponding Fund. By investing in the corresponding Portfolio, each Fund would seek its investment objective through its investment in the corresponding Portfolio, rather than through direct investments in securities. Each Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. Standish Mellon Asset Management Company LLC ("Standish Mellon" or the "Adviser"), which serves as each Fund's investment adviser, would, subject to shareholder approval, serve as each Portfolio's investment adviser. Standish Mellon would receive compensation at the same advisory fee rates from the Portfolios as it does from the corresponding Funds. Because the Funds would only be investing directly in the corresponding Portfolios after the conversion, Standish Mellon would stop serving as the investment adviser to the Funds. As a result, shareholders of the Funds would not pay, either directly or indirectly, a higher advisory fee rate if this Proposal is approved.

     The approval by shareholders of each Fund of this Proposal and Proposal 2 (and Proposal 3(a) for the Standish International Equity Fund) will authorize each Fund to convert to the master-feeder fund structure. If these Proposals are approved by the shareholders of the Funds and the Trustees are satisfied with certain tax matters discussed below, each Fund expects to convert to the master-feeder fund structure on or about the close of business on November 1, 2002 or such later date as the Trustees may approve. When converting to a master-feeder fund, each Fund will exchange all of its investable assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the corresponding Portfolio. The value of a shareholder's investment in each Fund will be the same immediately after the Fund's investment in the corresponding Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in each Fund may fluctuate thereafter.

Factors Considered by the Trustees and their Recommendation

     The Trustees of the Trust have unanimously recommended that shareholders of each Fund vote to approve this Proposal 1. The Trustees believe, based primarily on their discussions with the Adviser, that additional assets could be attracted to the Portfolios as a result of the proposed master-feeder conversion, thus increasing the Portfolios' asset base. In particular, the Adviser told the Trustees that if the proposed master-feeder structure were implemented, The Dreyfus Corporation, an affiliate of the Adviser, intends to establish, subject to the approval of the board of trustees of the Dreyfus feeder funds, a new feeder fund for each of the Portfolios and to distribute the shares of those Portfolios to retail investors. The Trustees considered that this anticipated larger asset base may be advantageous to the shareholders of the Funds in several respects:

     o Because certain expenses of operating an investment portfolio are relatively fixed, those expenses should decline as a percentage of net asset value as a result of an increased asset base following the conversion to the master-feeder structure. Currently, the Funds bear these expenses alone. After the conversion, these expenses would be borne in whole or in part by each Portfolio and shared pro rata by the corresponding Fund and other investors in the Portfolio.

     o To the extent a Portfolio will have a larger asset base than that of the corresponding Fund, greater diversification of its investment portfolio can be achieved than is currently possible for each Fund. Greater diversification is expected to be beneficial to shareholders of the Funds and other investors in the Portfolios because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

     o The larger anticipated size of each Portfolio would permit the purchase of investments in larger denominations than the corresponding Fund currently is able to purchase which may permit the Adviser to negotiate more favorable terms on such purchases than otherwise would be the case.

     Although these benefits could be realized by the direct growth of the Funds' assets, the Trustees believe that growth is more likely to be achieved through investments in the Portfolios by entities in addition to the Funds. It is believed that these entities would not otherwise invest directly in the Funds because of the regulatory, tax and other considerations. There can, however, be no assurance that either an increase in assets of a Portfolio or the benefits described above will be realized, and no such benefits are anticipated until other investors invest their assets in the Portfolios.

     The Trustees also recognized that the Adviser could benefit from the proposed master-feeder fund structure because such structure could enable the Adviser to increase its assets under management through the development of new vehicles to attract investor assets to the Adviser. These additional investors may include other investment companies or advisory accounts advised or distributed by the Adviser or affiliates of the Adviser. In addition, this structure could attract corollary advisory, distribution and related fees to the Adviser or affiliates of the Adviser with less economic risk of limited success in early years.

     The Trustees believe that over time the aggregate per share expenses of each Fund and the corresponding Portfolio should not be more than the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and invested directly in securities, although there can be no assurance that any expense savings will be realized. The Adviser has agreed to limit the total annual expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of the International Equity Fund, International Small Cap Fund and Small Cap Value Fund such that they will not exceed 1.00%, 1.25% and 1.00%, respectively, through March 1, 2003. After that date, the Adviser has agreed to continue to limit the total annual expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of International Equity Fund, International Small Cap Fund and Small Cap Value Fund such that they will not exceed 1.25%, 1.50% and 1.25%, respectively. While the Adviser has no current intention to discontinue these expense caps after March 1, 2003, the caps are voluntary and may be discontinued at any time by the Adviser after March 1, 2003.

     In addition to the expense caps described in the preceding paragraph, the Adviser has also agreed to limit the master-feeder aggregate annual operating expenses of each Fund and the corresponding Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the respective Fund's total uncapped annual expense ratio in effect immediately prior to the Fund's conversion to the master-feeder structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by each Fund (excluding any one-time charges relating to the conversion or other extraordinary expenses and without taking into account any expense cap) during the three months immediately prior to the conversion and annualizing this amount. This means that shareholders of the Funds should not become subject to a higher total expense ratio as shareholders of feeder funds in the master-feeder structure than they would if the Funds were to remain as stand alone funds.

     The Trustees also considered risks associated with an investment in the Portfolios. The Trustees believe that each Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the corresponding Fund's direct investment in securities. The Trustees also noted that six of the other funds in the Trust are currently operating in the master-feeder structure.

     In recommending that the shareholders authorize the conversion of each Fund to the master-feeder fund structure, the Trustees have taken into account and evaluated the possible effects that increased assets in the Portfolios may have on the expense ratio of the corresponding Fund. After carefully weighing the costs involved against the anticipated benefits of converting each Fund to the master-feeder fund structure, the Trustees recommend that the shareholders of each Fund vote to approve Proposal 1.

     Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Trustees (including the Trustees who are not "interested persons" as defined in the 1940 Act of the Trust (the "Independent Trustees")) have concluded that it would be in the best interests of each Fund and its shareholders to approve the adoption and implementation of a new investment policy to enable each Fund to convert to the master-feeder structure.

The Investment Adviser and the Administrator

     To the extent that each Fund invests all of its investable assets in the corresponding Portfolio, the Fund would no longer directly require investment advisory services. For this reason, if shareholders of each Fund approve and authorize the implementation of the new investment policy described in this Proposal and also approve Proposal 2 (and Proposal 3(a) for the International Equity Fund), and the Funds implement the master-feeder structure, each Fund would terminate its investment advisory agreement with the Adviser. The investment advisory function would then be performed by the Adviser under separate investment advisory agreements with the Portfolio Trust on behalf of each Portfolio. The Funds would, therefore, indirectly bear their proportionate share of the advisory fees paid by the Portfolios pursuant to their investment advisory agreements with the Adviser.

     Pursuant to each Portfolio's investment advisory agreement, the Adviser would be paid a fee at the same rate and calculated in the same manner as the fee currently being paid by the Fund. For information about the Adviser, the identity of its Board of Managers and the investment advisory agreements, see Proposal 2 below.

     Upon exchange of its investable assets for an interest in the corresponding Portfolio, each Fund would retain the services of Standish Mellon under separate administration agreements. Under each administration agreement, Standish Mellon would provide the Funds with general office facilities, supervise the overall administration of the Funds and allow the Funds to use the name "Standish." For these services, Standish Mellon currently would not receive any additional compensation. The Trustees may, however, determine in the future to compensate Standish Mellon for its services under the administration agreement.

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, would serve as the administrator to the Portfolios pursuant to separate administration agreements with the Portfolio Trust on behalf of each Portfolio. Under each agreement, IBT would manage the affairs of each Portfolio, provide all necessary office space and services of executive personnel for administering the affairs of the Portfolios. For these services, IBT receives an aggregate fee of $15,833 per month from all of the series in the Portfolio Trust, which would also include the Portfolios, and all of the non-feeder funds in the Trust. This fee is allocated among each portfolio and non-feeder fund based upon the relative asset sizes of the portfolios and non-feeder funds. IBT receives an aggregate fee of $2,500 per year from each of the feeder funds in the Trust, which would include the Funds following the master-feeder conversion. In addition, IBT receives a fee based upon the aggregate assets of all feeder and non-feeder funds in the Trust according to the following formula: 0.0105% up to first $1 billion; 0.0034% on the next $500 million; and 0.0017% on assets over $1.5 billion. This fee is allocated among each feeder and non-feeder fund based upon their relative asset sizes.

Comparative Expenses

     The following table shows the actual expenses of each Fund for the fiscal year ended September 30, 2001 and a pro forma adjustment thereof assuming that each Fund had invested all of its investable assets in its corresponding Portfolio for the entire period then ended. The pro forma adjustment includes the estimated costs of operating each Fund in the master-feeder fund structure. The pro forma adjustment assumes that: (i) there were no holders of interests in the each Portfolio other than the Fund; and (ii) the average daily net assets of each Fund and each Portfolio were equal to the actual average daily net assets of each Fund during the period.

Standish International Equity Fund

----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses Based                Actual Expenses             Aggregate Pro Forma Expenses
on Fiscal Year Ended 9/30/01 (1)                                                (Assuming that the average daily net
                                                                                assets invested by the Fund in the
                                                                                Portfolio were $41,489,000)
----------------------------------------------------------------------------------------------------------------------
Management Fee                                           0.80%                                  0.80%
----------------------------------------------------------------------------------------------------------------------
12b-1 distribution Expenses                              None                                   None
----------------------------------------------------------------------------------------------------------------------
Other expenses                                           0.57%                                  0.67%
----------------------------------------------------------------------------------------------------------------------

Total Operating Expenses                                 1.37%                                  1.47%
----------------------------------------------------------------------------------------------------------------------
(1)  These fees and expenses are set forth without regard to any expense cap.
     Because Standish Mellon has agreed voluntarily and temporarily to cap the
     Fund's operating expenses, the Fund's actual expenses were (or would have been, if the Fund were operating in the master-feeder structure):

----------------------------------------------------------------------------------------------------------------------
Management Fee                                           0.43%                                  0.33%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                           0.57%                                  0.67%
----------------------------------------------------------------------------------------------------------------------
Total Expenses                                           1.00%                                  1.00%
----------------------------------------------------------------------------------------------------------------------

The following examples help you compare the costs of investing in the Fund as a stand alone fund and assuming the Fund converts to the master-feeder structure with the cost of investing in other mutual funds. They assume that:
a) you invest $10,000 in the fund for the time periods shown,
b) you reinvest all dividends and distributions,
c) your investment has a 5% return each year,
d) the fund's operating expenses have not been capped and remain the same and
e) you redeem at the end of each period.

----------------------------------------------------------------------------------------------------------------
Number of years you own your shares            As a stand alone fund                As a feeder fund
----------------------------------------------------------------------------------------------------------------
              1 year                                   $139                               $150
----------------------------------------------------------------------------------------------------------------
              3 years                                  $434                               $465
----------------------------------------------------------------------------------------------------------------
              5 years                                  $750                               $803
----------------------------------------------------------------------------------------------------------------
             10 years                                 $1,646                             $1,757
----------------------------------------------------------------------------------------------------------------

Standish International Small Cap Fund

----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses(1)                   Actual Expenses             Aggregate Pro Forma Expenses
                                                                                (Assuming that the average daily net
                                                                                assets invested by the Fund in the
                                                                                Portfolio were $22,894,000)
----------------------------------------------------------------------------------------------------------------------
Management Fee                                           1.00%                                  1.00%
----------------------------------------------------------------------------------------------------------------------
12b-1 distribution Expenses                              None                                   None
----------------------------------------------------------------------------------------------------------------------
Other expenses                                           0.98%                                  1.16%
----------------------------------------------------------------------------------------------------------------------

Total Operating Expenses                                 1.98%                                  2.16%
----------------------------------------------------------------------------------------------------------------------
(1)  These fees and expenses are set forth without regard to any expense cap.
     Because Standish Mellon has agreed voluntarily and temporarily to cap the
     Fund's operating expenses, the Fund's actual expenses were (or would have been, if the Fund were operating in the master-feeder structure):

----------------------------------------------------------------------------------------------------------------------
Management Fee                                           0.27%                                  0.09%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                           0.98%                                  1.16%
----------------------------------------------------------------------------------------------------------------------
Total Expenses                                           1.25%                                  1.25%
----------------------------------------------------------------------------------------------------------------------

The following examples help you compare the costs of investing in the Fund as a stand alone fund and assuming the Fund converts to the master-feeder structure with the cost of investing in other mutual funds. They assume that:
a) you invest $10,000 in the fund for the time periods shown,
b) you reinvest all dividends and distributions,
c) your investment has a 5% return each year,
d) the fund's operating expenses have not been capped and remain the same and
e) you redeem at the end of each period.

----------------------------------------------------------------------------------------------------------------
Number of years you own your shares            As a stand alone fund                As a feeder fund
----------------------------------------------------------------------------------------------------------------
              1 year                                   $201                               $219
----------------------------------------------------------------------------------------------------------------
              3 years                                  $621                               $676
----------------------------------------------------------------------------------------------------------------
              5 years                                 $1,068                             $1,159
----------------------------------------------------------------------------------------------------------------
             10 years                                 $2,306                             $2,493
----------------------------------------------------------------------------------------------------------------

Standish Small Cap Value Fund

----------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses(1)                   Actual Expenses             Aggregate Pro Forma Expenses
                                                                                (Assuming that the average daily net
                                                                                assets invested by the Fund in the
                                                                                Portfolio were $21,697,000)
----------------------------------------------------------------------------------------------------------------------
Management Fee                                           0.80%                                  0.80%
----------------------------------------------------------------------------------------------------------------------
12b-1 distribution Expenses                              None                                   None
----------------------------------------------------------------------------------------------------------------------
Other expenses                                           0.57%                                  0.76%
----------------------------------------------------------------------------------------------------------------------

Total Operating Expenses                                 1.37%                                  1.56%
----------------------------------------------------------------------------------------------------------------------
(1)  These fees and expenses are set forth without regard to any expense cap.
     Because Standish Mellon has agreed voluntarily and temporarily to cap the
     Fund's operating expenses, the Fund's actual expenses were (or would have been, if the Fund were operating in the master-feeder structure):

                                       8

----------------------------------------------------------------------------------------------------------------------
Management Fee                                           0.43%                                  0.24%
----------------------------------------------------------------------------------------------------------------------
Other Expenses                                           0.57%                                  0.76%
----------------------------------------------------------------------------------------------------------------------
Total Expenses                                           1.00%                                  1.00%
----------------------------------------------------------------------------------------------------------------------

The following examples help you compare the costs of investing in the Fund as a stand alone fund and assuming the Fund converts to the master-feeder structure with the cost of investing in other mutual funds. They assume that:
a) you invest $10,000 in the fund for the time periods shown,
b) you reinvest all dividends and distributions,
c) your investment has a 5% return each year,
d) the fund's operating expenses have not been capped and remain the same and
e) you redeem at the end of each period.

----------------------------------------------------------------------------------------------------------------
Number of years you own your shares            As a stand alone fund                As a feeder fund
----------------------------------------------------------------------------------------------------------------
              1 year                                   $139                               $159
----------------------------------------------------------------------------------------------------------------
              3 years                                  $434                               $493
----------------------------------------------------------------------------------------------------------------
              5 years                                  $750                               $850
----------------------------------------------------------------------------------------------------------------
             10 years                                 $1,646                             $1,856
----------------------------------------------------------------------------------------------------------------

     The information in these hypothetical examples above should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes a 5% annual return, the Funds' actual performance will vary and may result in an actual return greater or lesser than 5%.

     If a Fund is converted to the master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated above due to changes in the Fund's expenses and net asset value between September 30, 2001 and the conversion date.

     Assuming that each Fund was the only holder of an interest in its corresponding Portfolio and that each Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

Tax Considerations

     The Funds anticipate that the conversion to the master-feeder structure through the contribution of each Fund's investable assets to the corresponding Portfolios in exchange for interests in that Portfolio will not result in the recognition of gain or loss to the Funds for federal income tax purposes. It is expected that any other investors in the Portfolios will transfer a diversified portfolio consisting of either cash and/or securities.

     As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. Each Portfolio is organized and intends to conduct its operations in a manner such that (a) it will not be required to pay any federal income or excise taxes and (b) the Funds, by investing all of their investable assets in the corresponding Portfolios, will be able to continue to qualify as regulated investment companies under the Code.

Description of the Portfolios and the Portfolio Trust

     Organization and Investment Policies. The Portfolio Trust was organized as a master trust fund under New York law on January 18, 1996. The investment objective of each Portfolio is the same as the investment objective of its corresponding Fund. Each Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which its corresponding Fund is authorized to invest. The investment restrictions and policies of each Portfolio are such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of its corresponding Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

     The investment objective of each Portfolio is not a fundamental policy. The approval of the Portfolio's investors (i.e., the Fund and other holders of interests in the Portfolio) would be required to change any of the Portfolio's fundamental investment restrictions. Any change in the Portfolios non-fundamental investment policies or restrictions would not require such approval. Shareholders of each Fund will receive at least sixty days prior written notice with respect to any change of its corresponding Portfolio's investment objective.

     As opposed to the Portfolios and the other Funds, the investment objective of the International Equity Fund is a fundamental policy and may not be changed without shareholder vote. If the International Equity Portfolio proposed to change its investment objective, the International Equity Fund would either obtain shareholder approval to make a corresponding change to its investment objective or withdraw its investment in the Portfolio. Each Fund would be able to withdraw its investment in the corresponding Portfolio at any time if the Trustees determine that it is in the best interests of the Fund to do so (including if the Fund's and the Portfolio's investment objectives are no longer substantially the same). Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all the investable assets of each Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

     Investments in each Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable.

     Trustees of the Portfolio Trust. The Portfolio has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio (the "Independent Trustees"). The Trustees of the Portfolio Trust are identical to the present Trustees of the Trust and are listed on Exhibit B to this Proxy Statement.

     Net Asset Value Determination. Like the Funds, the Portfolios determine their net asset values on each day on which the New York Stock Exchange is open. The net asset value is determined as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York City time). Each Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (i.e., the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

     Each Fund's net asset value is determined at the same time and on the same days that the net asset value of the corresponding Portfolio is calculated. Each Fund's net asset value per share is calculated by determining the value of the Fund's assets (i.e., its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

     Voting by Interest Holders in the Portfolio Trust. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio Trust may call a meeting of holders in the Portfolio Trust for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

     Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever a Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders who do not vote at the Fund meeting will not affect how the Fund votes at the Portfolio meeting. Instead, the percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

     Subject to applicable statutory and regulatory requirements, each Fund would not be required to request a vote of its shareholders with respect to (a) any proposal relating to the a Portfolio, which proposal, if made with respect to the corresponding Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to a Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the corresponding Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Trustees of the Trust.

     Liability and Indemnification. Each holder in a Portfolio, including the corresponding Fund, will be liable for the obligations of the Portfolio, up to the amount of its interest in the Portfolio. In addition, holders in each Portfolio may be held personally liable as partners for the Portfolio's obligations. However, because the Portfolio Trust's declaration of trust disclaims holder liability and provides for indemnification against such liability, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that any of the Funds would experience liability from the new investment structure itself. In any event, shareholders of each Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote.

Required Vote

     As provided under the Investment Company Act, approval of this Proposal 1 will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

    THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF
                     EACH FUND VOTE IN FAVOR OF PROPOSAL 1.
--------------------------------------------------------------------------------

                                   PROPOSAL 2
        TO AUTHORIZE THE TRUST TO VOTE AS A HOLDER OF AN INTEREST IN EACH
             PORTFOLIO TO APPROVE THE INVESTMENT ADVISORY AGREEMENT
                   BETWEEN EACH PORTFOLIO AND STANDISH MELLON

--------------------------------------------------------------------------------

     Shareholders of each Fund are being asked to vote to approve an investment advisory agreement between the Portfolio Trust, on behalf of each Portfolio, and Standish Mellon. Shareholders of the Funds are being asked to vote on this matter because the Portfolio Trust is expected to ask each Fund as an initial holder in the corresponding Portfolio to vote on that matter. The 1940 Act requires the interest holders of each Portfolio to approve their respective investment advisory agreements before the agreements can become effective. This vote by the interest holders of each Portfolio is expected to take place immediately after each Fund invests all of its investable assets in the corresponding Portfolio.

     The Trust, on behalf of each Fund, will cast its votes in favor or against approval of the investment advisory agreements in the same proportions as the votes cast by each Fund's shareholders. For example, if 80% of the outstanding shares of the International Equity Fund vote to approve the investment advisory agreement between the Portfolio Trust, on behalf of the International Equity Portfolio, and Standish Mellon and 20% of the outstanding shares vote against approval of the agreement, the International Equity Fund will vote 80% of its interests in the International Equity Portfolio to approve the investment advisory agreement and 20% of its interests against approval.

     At the present time it is anticipated that there will be at least one other holder of interests in each Portfolio in additional to each Fund. However, because each Fund is expected initially to own substantially all of the interests in the corresponding Portfolio, the votes cast by the Funds will likely determine whether the investment advisory agreements are approved or not.

Factors Considered by the Trustees and their Recommendation

     The Trustees of the Trust have unanimously recommended that shareholders of each Fund authorize the Fund to approve separate investment advisory agreements (the "Proposed Advisory Agreement") between the Adviser and the Portfolio Trust on behalf of each Portfolio. In making this recommendation, the Trustees considered the fact that but for certain minor differences the Proposed Advisory Agreements are substantially identical to the corresponding current investment advisory agreement between the Adviser and the Trust on behalf of each Fund (the "Current Advisory Agreement"), including that there would be no change in the advisory fee rates between each Proposed Advisory Agreement and the corresponding Current Advisory Agreement. The Trustees also considered the fact that there would be no change in the investment adviser, and that Standish Mellon would manage the assets of each Portfolio in the same manner according to the same investment objective, policies and strategies as it does managing the assets of the corresponding Fund currently.

     The Trustees noted that they were provided with substantial information regarding Standish Mellon, each Fund and the Current Advisory Agreements when they initially approved the Current Advisory Agreements at a meeting of the Board of Trustees on May 23, 2001. The Trustees received updated comparative information at the June 21, 2002 Board meeting covering each Fund's performance, advisory fee, total expense ratio, asset size and net asset growth within its respective peer group of mutual funds which the Trustees also considered.

Information about Standish Mellon.

     Standish Mellon (or its predecessor entity Standish, Ayer & Wood, Inc. or its affiliates) has served as the investment adviser to each Fund since each Fund's inception. If the master-feeder conversion is approved, Standish Mellon is expected to serve as investment adviser to each Portfolio pursuant to the Proposed Advisory Agreement between the Adviser and the Portfolio Trust on behalf of each Portfolio and to manage each Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. Standish Mellon would then stop serving as investment adviser to each Fund.

     The Adviser, a Delaware limited liability company, was formed in 2001 as a result of the acquisition by Mellon Financial Corporation ("Mellon") of Standish, Ayer & Wood, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940. The principal executive offices of Standish Mellon are located at One Financial Center, Boston, Massachusetts 02111. Standish Mellon is a wholly owned subsidiary of Standish Mellon Asset Management Holdings LLC ("SMAMH"), a Delaware limited liability company, also located at One Financial Center, Boston, Massachusetts 02111. SMAMH serves as the holding company for the ownership interests of Standish Mellon. SMAMH is a wholly owned subsidiary of Mellon, a global financial services company incorporated under Pennsylvania law in 1971 with approximately $2.8 trillion of assets under management, administration or custody, including approximately $330 billion under management. The principal executive offices of Mellon are located at One Mellon Center, Pittsburgh, Pennsylvania 15258.

     The names, business addresses and principal occupations of the current members of the Board of Managers and principal executive officer of Standish Mellon are set forth below. Except as set forth below, the business address of the individuals named below is One Financial Center, Boston, Massachusetts 02111 and their positions at Standish Mellon constitute their principal occupation. Please see Exhibit B to this Proxy Statement for a list of each officer and Trustee of the Portfolio Trust who is an officer, employee or director of Standish Mellon.

               Name and Address                         Principal Occupation
               ----------------                         --------------------
     Edward H. Ladd                         Chairman, Managing Director and Manager,
                                            Standish Mellon.

     Stephen R. Burke                       Vice Chairman and Manager, Standish Mellon.

     James M. Gockley                       Assistant General Counsel, Mellon
     Mellon Financial Corporation
     One Mellon Center, 19th Floor
     Pittsburgh, PA 15258

     John J. Nagorniak                      Chairman and Director, Franklin Portfolio Holdings
     1600 Boston Providence Hwy.
     Walpole, MA 02081

     Ronald P. O'Hanley                     Vice Chairman, The Dreyfus Corporation, and Chairman
     Mellon Financial Corporation           and Director, The Boston Company Asset Management
     Mellon Financial Center                Company
     One Boston Place
     Boston, MA 02108

                                       13

     Thomas P. Sorbo                        Vice Chairman, Managing Director and Manager,
                                            Standish Mellon.

     Richard S. Wood                        Vice Chairman, President, Chief Investment Officer,
                                            Managing Director and Manager, Standish Mellon.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. In addition to the Funds, the Adviser provides investment advisory services to certain other funds within the Standish Mellon family of funds, including other series of the Portfolio Trust.

     Standish Fund Distributors, L.P. ("SFD") serves as the principal distributor of the shares of each series of the Trust, including the Funds. Standish Mellon serves as the general partner of SFD. The principal executive offices of SFD are at One Financial Center, Boston, Massachusetts 02111

Terms of the Proposed Advisory Agreement

     The terms of each Proposed Advisory Agreement are substantially the same as the terms of the corresponding Current Advisory Agreement, except: (i) the dates of execution and the initial term; and (ii) as described above administrative services will be provided to each Portfolio by IBT under a separate administrative services agreement. These administrative services are currently performed by Standish Mellon with respect to each Fund under the Current Advisory Agreements. The approval by shareholders of each Fund of this proposal will not result in an increase in the rate at which the advisory fee will be indirectly borne by each Fund after the proposed conversion to the master-feeder structure.

     The following description of the terms of the Proposed Advisory Agreement is qualified in its entirety by reference to the copy of the Proposed Advisory Agreement attached to this Proxy Statement as Exhibit A. Because the terms of the Proposed Advisory Agreement for each Portfolio are identical, only one copy is attached as Exhibit A.

Advisory Fees and Expense Limitations.

     The rate at which the advisory fee is payable by each Portfolio under the Proposed Advisory Agreements is the same as the rate at which the advisory fee is payable by the corresponding Funds under the Current Advisory Agreement. The advisory fee under the Current Advisory Agreement and under the Proposed Advisory Agreement is payable by each of the Fund or the Portfolio, as the case may be, at the following rates as a percentage of each Fund's or Portfolio's average daily net assets:

                             Fund                           Advisory Fee Rate
                             ----                           -----------------
          Standish International Equity Fund/                     0.80%
            Portfolio
          Standish International Small Cap Fund/                  1.00%
            Portfolio
          Standish Small Cap Value Fund/                          0.80%
            Portfolio

     Upon conversion of each Fund to the master-feeder structure, the Current Advisory Agreement with each Fund will be terminated and the advisory function will be performed by the Adviser at the Portfolio level pursuant to the Proposed Advisory Agreements. Accordingly, although each Fund will no longer directly pay any advisory fees to the Adviser, each Fund will indirectly bear its proportionate share of the advisory fees paid by the each Portfolio to the Adviser pursuant to the Proposed Advisory Agreements. Because the advisory fee rates are not changing, shareholders of the Funds would indirectly pay advisory fees at rates which are no higher than what the shareholders currently pay directly.

     Standish Mellon has agreed to limit the total annual expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of the International Equity Fund, International Small Cap Fund and Small Cap Value Fund such that they will not exceed 1.00%, 1.25% and 1.00%, respectively, through March 1, 2003. After that date, the Adviser has agreed to continue to limit the total annual expense ratios (excluding brokerage commissions, taxes and extraordinary expenses) of International Equity Fund, International Small Cap Fund and Small Cap Value Fund such that they will not exceed 1.25%, 1.50% and 1.25%, respectively. While the Adviser has no current intention to discontinue these expense caps after March 1, 2003, the caps are voluntary and may be discontinued at any time by the Adviser after March 1, 2003. Standish Mellon has also agreed to limit the master-feeder aggregate annual operating expenses of each Fund and the corresponding Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the respective Fund's total uncapped annual expense ratio in effect immediately prior to the Fund's conversion to the master-feeder structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by each Fund (excluding any one-time charges relating to the conversion or other extraordinary expenses and without taking into account any expense cap) during the three months immediately prior to the conversion and annualizing this amount.

     For fiscal year ended September 30, 2001, the advisory fee paid by each Fund to Standish Mellon and the amount of the fee waived by Standish Mellon pursuant to the expense limitation agreement are as follows:

                                               Net amount of advisory fee
                                              paid (after giving effect to
                      Fund                       the amount fees waived)       Amount of advisory fee waived
                      ----                       -----------------------       -----------------------------
     Standish International Equity Fund                  $179,989                       $152,193

     Standish International Small Cap Fund                $61,858                       $166,911

     Standish Small Cap Value Fund                        $92,254                        $80,781

Advisory Services.

     Pursuant to the Proposed Advisory Agreements and subject to the supervision and approval of the Trustees of the Portfolio Trust, Standish Mellon is responsible for providing continuously an investment program for each Portfolio, consistent with the Portfolio's investment objective, policies and restrictions. Specifically, Standish Mellon will be required to determine what investments shall be purchased, held, sold or exchanged by each Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested and make changes in the Portfolio's investments. Standish Mellon will also manage, supervise and conduct the other affairs and business of each Portfolio and matters incidental thereto, including supervision of the Portfolio Administrator except that Standish Mellon will not perform such administrative services that would cause the Portfolios to be engaged in a U.S. trade or business.

Expenses.

     Under the Proposed Advisory Agreements, each Portfolio bears the expenses of its operations, including among other things legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest holders, preparation and filing of registration and financial statements, bookkeeping and share pricing expenses, fees and disbursements of the Portfolio Trust's administrator and custodian, or interest and other like expenses properly payable by the Portfolio Trust.

Approval and Termination Provisions.

     If approved by the affirmative vote of a "majority of the outstanding voting securities" (as defined in Proposal 1) of each Portfolio ("Majority Investor Vote"), the Proposed Advisory Agreements will remain in full force and effect for two years from the date of such Proposed Advisory Agreement and will continue in full force and effect indefinitely thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Trustees of the Portfolio Trust cast in person at a meeting called for the purpose of voting on such approval, or (ii) by a Majority Investor Vote. The Proposed Advisory Agreements may be terminated at any time without penalty by a vote of a majority of the Independent Trustees of the Portfolio Trust or by a Majority Investor Vote or by the Adviser on 60 days' written notice to the other party.

     In addition, the Proposed Advisory Agreement will terminate immediately and automatically in the event of its assignment as defined in the 1940 Act.

     The Current Advisory Agreements were initially approved by the Board of Trustees of the Trust on May 23, 2001 and were approved by shareholders of the respective Funds at special meetings of shareholders held on July 30, 2001. Shareholder approval of the Current Advisory Agreements was required in 2001 because of the acquisition by Mellon of Standish, Ayer & Wood, Inc., the predecessor adviser to Standish Mellon, in 2001. The acquisition constituted an "assignment" (as defined in the 1940 Act) of each Fund's prior advisory agreement with Standish, Ayer & Wood, Inc. resulting in its termination.

Standard of Care.

     The Proposed Advisory Agreements further provide that the Adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Proposed Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

Expenses.

     Subject to the expense limitations discussed above, the Portfolios and the corresponding Funds, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Standish Mellon under the Proposed Advisory Agreements with the Portfolios or the administration agreement with the Funds. Among other expenses, the Portfolios will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio Administrator. The Funds will pay fees and disbursements of the Fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Funds and Portfolios will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser in an equitable manner, primarily on the basis of relative net asset values.

Required Vote.

     The Trustees of the Trust, including all of the Independent Trustees, recommend that the shareholders of each Fund approve the Proposed Advisory Agreements by voting in favor of this Proposal 2. Approval of the Portfolio Trust's Proposed Advisory Agreements with the Adviser on behalf of each Fund requires a Majority Investor Vote as defined above. In order for each Fund to be able to convert to the master-feeder structure, shareholders must approve this Proposal 2 in addition to Proposal 1 above (and Proposal 3(a) in the case of the International Equity Fund).

           FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST
       UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR
                               OF THIS PROPOSAL 2.

--------------------------------------------------------------------------------

                             PROPOSALS 3(A) and (B)
           TO AMEND CERTAIN FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT
                  RESTRICTIONS OF THE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

Proposal 3(a): To amend certain fundamental investment restrictions to permit the International Equity Fund to implement the proposed master-feeder conversion.

     Certain of the International Equity Fund's existing fundamental investment restrictions, such as those limiting investments by the Fund in a single issuer, presently prevent the Fund from using the master-feeder structure. To provide the International Equity Fund with the flexibility to use the master-feeder structure as described in Proposal 1 above, the Board of Trustees has approved, subject to a shareholder vote, an amendment of the investment restrictions of the International Equity Fund to permit the Fund to invest all of its investable assets in a corresponding Portfolio having substantially the same investment objective, restrictions and policies as the Fund. The proposed amendment to the Fund's fundamental investment restrictions are subject to approval by the Fund's shareholders

     The current set of fundamental restrictions for the International Equity Fund provides that the Fund may not:

     1. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

     2. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

     3. Make loans, except that the fund may purchase or hold a portion of an issue of publicly distributed debt instruments, purchase negotiable certificates of deposit and bankers' acceptances, and enter into repurchase agreements.

     4. Invest more than 25% of the current value of its total assets in any single industry (not including obligations of the U.S. Government or its agencies and instrumentalities).

     5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the fund may be deemed to be an underwriter under the Securities Act of 1933.

     6. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

     7. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

     8. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

     If this Proposal 3(a) is approved, investment restriction number one for the International Equity Fund as shown above would be amended to provide that:

     "Notwithstanding the current investment restrictions, Standish International Equity Fund may invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund".

     This additional investment policy would also apply to any non-fundamental investment policies or restrictions of the International Equity Fund, which would otherwise preclude the Fund from being part of a master-feeder structure.

Proposal 3(b): To amend the International Equity Fund's fundamental investment restriction to permit the lending of portfolio securities within the limits of the 1940 Act.

     The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on loans by the fund of portfolio securities. The International Equity Fund's current investment policy is more restrictive than required by the 1940 Act in that, among other things, it does not permit the Fund to lend its portfolio securities. Most of the other funds in the Trust are currently permitted to engage in securities lending. Under the 1940 Act, an investment company may make loans, including of its portfolio securities, in amounts up to 33 1/3% of its total assets. If this Proposal 3(b) is approved by shareholders, the International Equity Fund's investment restriction number 3 would be revised to provide as follows:

     "The Fund may not make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities."

     By engaging in securities lending, the International Equity Fund would seek to generate additional income through the interest earned on the loans of portfolio securities. Under present regulatory policies, loans of portfolio securities may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Standish Mellon seeks to minimize that risk by restricting the counter parties to the loans to firms deemed by Standish Mellon to be of good standing, and then engage in lending only when, in the judgment of Standish Mellon, the consideration which can be earned from the securities loans justifies the attendant risk.

Factors Considered by the Trustees and their Recommendation

     As the approval of Proposal 3(a) is required for International Equity Fund to convert to the master-feeder structure, the factors considered by the Trustees in connection with the proposed master-feeder conversion discussed under Proposal 1 above are also relevant for this Proposal 3(a).

     In recommending that shareholders vote to permit the International Equity Fund to engage in securities lending, the Trustees considered that they had authorized all funds of the Trust and series of the Portfolio Trust which were permitted by their fundamental investment restrictions to engage in securities lending to the extent permitted by the 1940 Act at the February 2002 Board meeting. At that meeting, the Trustees considered information regarding securities lending, including information indicating that securities lending could be an attractive strategy for earning incremental income for the funds and the portfolios, information concerning IBT's qualifications to serve as securities lending agent, and other relevant information. The Trustees noted that the International Equity Fund was precluded from lending portfolio securities as a result of one of its fundamental investment restrictions. Because the Fund would already be soliciting proxies from shareholders on the master-feeder conversion, the Trustees determined that it would be efficient and cost effective to also ask shareholders to approve an amendment to the Fund's fundamental investment restriction to permit securities lending by the Fund.

Required Vote.

     The Trustees of the Trust, including all of the Independent Trustees, recommend that the shareholders of International Equity Fund approve the amendments to the Fund's fundamental investment restrictions set forth in Proposals 3(a) and 3(b). Approval of each Proposal requires a Majority Investor Vote as defined above. In order for the Fund to be able to convert to the master-feeder structure, shareholders must approve this Proposal 3(a) in addition to Proposals 1 and 2 above.

           FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST
         UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF INTERNATIONAL EQUITY
                 FUND VOTE IN FAVOR OF PROPOSALS 3(A) AND 3(B).

--------------------------------------------------------------------------------

                       INFORMATION CONCERNING THE MEETING

--------------------------------------------------------------------------------

Outstanding Shares and Quorum

     See Exhibit C to this Proxy Statement for the number of shares of beneficial interest of each Fund that are outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the Meeting. A majority of the outstanding shares of each Fund that are entitled to vote will be considered a quorum for the transaction of business by that Fund.

Ownership of Shares of the Funds

     Each person that, to the knowledge of the Funds, owned of record or beneficially 5% or more of the outstanding shares of any Fund as of July 29, 2002 is listed in Exhibit C to this Proxy Statement. No trustee or executive officer of the Trust, individually or as a group, owns 1% or more of the outstanding shares of any Fund as of the record date, except for those Funds and in the amounts listed in Exhibit C to this Proxy Statement.

Shareholder Proposals

     The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2002. Shareholder proposals to be presented at the next meeting of shareholders of a Fund, whenever held, must be received at the Funds' principal executive offices, One Financial Center, Boston, Massachusetts 02111, a reasonable time prior to the Trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Meeting

     Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder that has given his or her Proxy to someone has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a Proxy, a shareholder present at the Meeting may withdraw his or her Proxy and vote in person. All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of each Proposal described above and will use their best judgment in connection with the transaction to vote on such other business as may properly come before the Meeting or any adjournment thereof.

     With respect to each Fund, a majority of the shares entitled to vote, present in person or represented by Proxy, constitutes a quorum for the transaction of business with respect to each Proposal (unless otherwise noted in this Proxy Statement). In the event that, at the time any session of the Meeting for a Fund is called to order, a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting with respect to that Fund to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of Proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the applicable Fund present in person or by Proxy and voting on that particular proposal at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of each Fund represented in person or by Proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against a Proposal. However, if a broker or nominee holding shares in "street name" indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of a Fund's shares present at the Meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of that Fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a Fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

     The Meeting is scheduled as a joint meeting of the Funds' shareholders because the shareholders of each Fund are expected to consider and vote on similar matters. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting of such Fund to a time immediately after the Meeting so that such Fund's Meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each proposal relating to their Fund and, except as otherwise noted in this Proxy Statement, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal approved by the shareholders of another Fund.

Other Business

     While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of a Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of Solicitation and Expenses

     The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of a Special Meeting of Shareholders and the accompanying Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by Standish Mellon. In addition to soliciting proxies by mail, Standish Mellon may have one or more of Standish Mellon's or the Funds' officers, representatives or compensated third-party agents, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Standish Mellon has retained Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. The estimated cost for MIS's proxy solicitation services is approximately $4,000. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from an officer or employee of Standish Mellon, the Funds or MIS in an effort to urge them to vote.

     Persons holding shares as nominees will be reimbursed by Standish Mellon, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

August 19, 2002

--------------------------------------------------------------------------------

                                    EXHIBIT A

                       Form of Proposed Advisory Agreement

--------------------------------------------------------------------------------

                     Standish International Equity Portfolio

                   Standish International Small Cap Portfolio

                       Standish Small Cap Value Portfolio

--------------------------------------------------------------------------------

     AGREEMENT made as of this __ day of ________, 2002, between Standish, Ayer & Wood Master Portfolio, an unincorporated trust organized under the laws of the State of New York (the "Trust"), and Standish Mellon Asset Management Company LLC, a Delaware limited liability company (the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the assets held by the Trustees of the Trust may be divided into separate portfolios, each with its own separate investment portfolio, investment objectives, policies and purposes; and

     WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to [Name of Portfolio] (the "Portfolio"), a separate fund of the Trust, and the Adviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. Appointment of the Adviser.

     The Trust hereby appoints the Adviser to act as investment adviser of the Portfolio for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor and shall, unless expressly otherwise provided, have no authority to act for or represent the Portfolio in any way nor shall otherwise be deemed an agent of the Portfolio.

     2. Duties of the Adviser.

     (a) The Adviser, at its expense, will furnish continuously an investment program for the Portfolio, will determine, subject to the overall supervision and review of the Trustees of the Trust, what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the assets of the Portfolio will be held uninvested, and shall, on behalf of the Trust, make changes in the investments of the Portfolio. Subject always to the supervision of the Trustees of the Trust and to the provisions of the Trust's Agreement and Declaration of Trust and Bylaws and of the 1940 Act, the Adviser will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto. Notwithstanding the foregoing, the Adviser shall not be required to perform any such non-investment advisory services that may, in the opinion of counsel to the Trust, cause the Portfolio to be engaged in a "trade or business within the United States," as such term is defined in Section 864 of the Internal Revenue Code of 1986, or any successor statute. The Adviser, and any affiliates thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered hereunder are not impaired.

     (b) The Portfolio shall bear the expenses of its operations, including legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of shareholder notices and reports, typesetting and printing registration and financial statements for regulatory purposes and for distribution to shareholders, bookkeeping and share/interest pricing expenses, fees and disbursements of the Trust's custodian, administrator, transfer and dividend disbursing agent or registrar, or interest and other like expenses properly payable by the Trust.

     3. Compensation of the Adviser.

     (a) As full compensation for the services and facilities furnished by the Adviser under this Agreement, the Trust agrees to pay to the Adviser a fee at the annual rate of [___]% [same as existing fee rate or fee rate schedule] of the Portfolio's average daily net asset value. Such fees shall be accrued when computed and payable monthly. For purposes of calculating such fees, the Fund's/Portfolio's average daily net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Fund's/Portfolio's current prospectus and statement of additional information.

     (b) The compensation payable to the Adviser hereunder for any period less than a full month during which this Agreement is in effect shall be prorated according to the proportion which such period bears to a full month.

     4. Limitation of Liability of the Adviser.

     The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with any investment policy or the purchase, sale or retention of any securities on the recommendation of the Adviser; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to the Portfolio by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

     5. Term and Termination.

     (a) This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect until October 31, 2002 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually: (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and, in either event, (ii) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (b) This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Adviser, on sixty days' written notice to the other party.

     (c) This Agreement shall automatically and immediately terminate in the event of its assignment as defined in the 1940 Act.

     6. Limitation of Liability.

     The term "Standish, Ayer & Wood Master Portfolio" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust dated January 18, 1996, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, interestholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the trust property of the Trust as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and the interestholders of the Portfolio and this Agreement has been signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and interestholders nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in the Agreement and Declaration of Trust.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                        [--------------------------------------]
Attest:

                                        By:
------------------------------------        ------------------------------------

                                        Its:
                                             -----------------------------------

                                        STANDISH MELLON ASSET MANAGEMENT
                                        COMPANY LLC
Attest:

                                        By:
------------------------------------        ------------------------------------

                                        Its:
                                             -----------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B

         List of Trustees and Officers of the Trust and Portfolio Trust

--------------------------------------------------------------------------------

     The trustees and officers of the Portfolio Trust are identical to the trustees and officers of the Trust. All officers of the Trust and the Portfolio Trust are affiliates of Standish Mellon.

--------------------------------------------------------------------------------------------------------------------
Name, Address and (Age)         Term of      Principal Occupation(s)           Number of      Other Directorships
Position with the Trust or     Office and    During Past 5 Years              Portfolios       Held by Trustees
Portfolio Trust                Length of                                        in Fund
                              Time Served*                                      Complex
                                                                              Overseen by
                                                                                Trustee
--------------------------------------------------------------------------------------------------------------------
                                                 Independent Trustees
--------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (61)         Since 1986        Chairman of the Board              23            Director, Port
Trustee                                       and Chief Executive Officer,                       Financial Corp;
c/o Decision Resources,                        Decision Resources, Inc.;                       Cambridgeport Bank;
Inc.                                          Trustee, Cornell University;                      and Charles Bridge
1100 Winter Street                             Director, CareGroup, Inc.                            Publishing
Waltham, MA  02451

Benjamin M. Friedman (57)      Since 1989        William Joseph Maier,              23          Director, Private
Trustee                                          Professor of Political                           Export Funding
c/o Harvard University                                  Economy,                                      Corp.;
Cambridge, MA  02138                               Harvard University                             Britanica.com;
                                                                                                Harvard Magazine;
                                                                                                and Harvard Hillel

John H. Hewitt (67),           Since 1986         Trustee, The Peabody              23
Trustee                                               Foundation;
P.O. Box 233                                    Trustee, Mertens House,
New London, NH  03257                          Inc.; Trustee and Chairman
                                              of the Board, Visiting Nurse
                                                Alliance of Vermont & New
                                                      Hampshire

Caleb Loring III (58)          Since 1986        Trustee, Essex Street              23
Trustee                                      Associates (family investment
c/o Essex Street                                    trust office);
Associates                                      Director, Holyoke Mutual
400 Essex Street                                   Insurance Company;
Beverly, MA  01915                               Director, Carter Family
                                                      Corporation;
                                              Board Member, Gordon-Conwell
                                             Theological Seminary; Chairman
                                                 of the Advisory Board,
                                                        Salvation
                                               Army; Chairman, Vision New
                                                         England

                                      B-1

--------------------------------------------------------------------------------------------------------------------
                                                  Interested Trustees
--------------------------------------------------------------------------------------------------------------------
**Richard S. Wood (47)         Since 1989    President, Managing Director,          23
President and Trustee                          Manager, Vice Chairman and
c/o Standish Mellon Asset                     Chief Investment Officer of
Management Company LLC,                          Standish Mellon Asset
One Financial Center                          Management Company LLC since
Boston, MA  02111                            July 2001; formerly President
                                                and Managing Director,
                                             Standish, Ayer & Wood, Inc.;
                                             Executive Vice President and
                                                  Director, Standish
                                                     International
                                                Management Company, LLC

--------------------------------------------------------------------------------------------------------------------
                                  Interested Principal Officers who are not Trustees
--------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield (45)       Since 2002      Senior Vice President and
Vice President and                              Chief Compliance Officer
Secretary                                      since July 2001, Standish
c/o Standish Mellon Asset                       Mellon Asset Management
Management Company LLC,                          Company LLC; formerly
One Financial Center                            Director and Compliance
Boston, MA  02111                              Officer, Standish, Ayer &
                                                      Wood, Inc.

Steven M. Anderson (37)        Since 2002      Assistant Vice President,
Vice President and                               Standish Mellon Asset
Treasurer                                     Management Company LLC since
c/o Standish Mellon Asset                    July 2001; formerly Assistant
Management Company LLC,                        Vice President and Mutual
One Financial Center                          Funds Controller, Standish,
Boston, MA  02111                            Ayer & Wood, Inc. since April
                                             1, 1998; formerly Independent
                                              Consultant for Banking and
                                                  Financial Services

Denise B. Kneeland (50)        Since 1996       Vice President, Standish
Assistant Vice President                        Mellon Asset Management
c/o Standish Mellon Asset                     Company LLC since July 2001;
Management Company LLC,                       formerly Vice President and
One Financial Center                             Manager, Mutual Funds
Boston, MA  02111                             Operations, Standish, Ayer &
                                                      Wood, Inc.

Lisa Kane (31)                 Since 2000      Assistant Vice President,
Assistant Vice President                         Standish Mellon Asset
c/o Standish Mellon Asset                     Management Company LLC since
Management Company LLC,                      July 2001; formerly Assistant
One Financial Center                           Vice President and Client
Boston, MA  02111                                Service Professional,
                                              Standish, Ayer & Wood, Inc.

Cara E. Hultgren (31)          Since 2002     Assistant Vice President and
Assistant Vice President                        Supervisor, Mutual Fund
c/o Standish Mellon Asset                     Operations, Standish Mellon
Management Company LLC,                       Asset Management Company LLC
One Financial Center                           since July 2001; formerly
Boston, MA  02111                               Supervisor, Mutual Fund
                                              Operations, Standish, Ayer &
                                                       Wood, Inc.

                                      B-2

Jonathan M. Windham (27)       Since 2002    Performance Analyst, Standish
Assistant Vice President                        Mellon Asset Management
c/o Standish Mellon Asset                     Company LLC since July 2001;
Management Company LLC,                      formerly Performance Analyst,
One Financial Center                          Standish, Ayer & Wood, Inc.
Boston, MA  02111                              since 2000; formerly Fund
                                              Pricing Specialist/Analyst,
                                             PFPC, Inc. since 1997; prior
                                                   to 1997, student

Scott B. Simonds (41)          Since 2002       Compliance Analyst since
Assistant Vice President                        September 2002; formerly
c/o Standish Mellon Asset                        Accountant, The Boston
Management Company LLC,                       Company since October 1998;
One Financial Center                                 prior to 1998,
Boston, MA  02111                              Compliance Analyst, Boston
                                                       Partners.

*    Each Trustee serves for an indefinite term, until his successor is elected.
** Mr. Wood is an "interested Trustee," as defined in the 1940 Act due to his position as President of Standish Mellon.

--------------------------------------------------------------------------------

                                    EXHIBIT C

                        Record Date Ownership Information

--------------------------------------------------------------------------------

     As of the record date of July 29, 2002, there were 3,662,126.517 shares of the International Fund outstanding, 2,811,357.882 shares of the International Small Cap Fund outstanding and 2,282,909.634 shares of the Small Cap Value Fund outstanding.

     As of July 29, 2002, no person owned beneficially or of record 5% of more of the then outstanding shares of any of the Funds except:

International Equity Fund

Name and Address                                        Percentage of Outstanding Shares
----------------                                        --------------------------------

Pearlreef & Co.                                                      22.54%
Town of Wellesley
Town Hall
P.O. Box 534005
Wellesley. MA 02482

Mac & Co. Omnibus Account                                            12.72%
Mellon Private Asset Management
P.O. Box 534005
Pittsburgh, PA 15253-4005

Factory Mutual Insurance Company                                      8.49%
225 Wyman Street
P.O. Box 9198
Waltham, MA 02254-9198

Mac & Co. Omnibus Reinvestment Account                                7.56%
Mellon Private Asset Management
P.O. Box 534005
Pittsburgh, PA 15253-4005

International Small Cap Fund

Name and Address                                        Percentage of Outstanding Shares
----------------                                        --------------------------------

Mac & Co. Omnibus Account                                            12.38%
Mellon Private Asset Management
P.O. Box 534005
Pittsburgh, PA 15253-4005

Charles Schwab & Co., Inc. - Special Custody                         10.32%
Account for Exclusive Benefit of Customers
9601 E. Panorama Circle
Mailstop:  Den2-02-052
Englewood, CO 80112

Mac & Co. Omnibus Cash Account                                        9.63%
Mellon Private Asset Management
P.O. Box 534005
Pittsburgh, PA 15253-4005

Factory Mutual Insurance Company                                      9.52%
225 Wyman Street
P.O. Box 9198
Waltham, MA 02254-9198


                                      C-1

Fleet National Bank, FBO Trust                                        5.51%
P.O. Box 92800
Rochester, NY14692

Small Cap Value Fund

Name and Address                                        Percentage of Outstanding Shares
----------------                                        --------------------------------

Mac & Co. Omnibus Account                                            15.74%
Mellon Private Asset Management
P.O. Box 534005
Pittsburgh, PA 15253-4005

Mac & Co. Omnibus Reinvestment Account                               12.39%
Mellon Private Asset Management
P.O. Box 534005
Pittsburgh, PA 15253-4005

Fleet National Bank, FBO Trust                                        7.95%
P.O. Box 92800
Rochester, NY14692

Mac & Co. A/c #108447A8240                                            5.55%
Mellon Private Asset Management
P.O. Box 534005
Pittsburgh, PA 15253-4005

-------------------------

As of July 29, 2002, the Trustees and officers owned in the aggregate 0.55%, 2.50% and 2.65% of the outstanding shares of beneficial interest of International Equity Fund, International Small Cap Fund and Small Cap Value Fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

        \/ Please fold and detach card at perforation before mailing. \/

                                     NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                              To be held October 10, 2002

     This proxy is solicited on behalf of the Board of Trustees of the Standish, Ayer & Wood Investment Trust. The undersigned, revoking all prior proxies, hereby appoints Beverly E. Banfield, Denise B. Kneeland and Steven M. Anderson, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the above named series of Standish, Ayer & Wood Investment Trust (each, a "Fund"), to be held on October 10, 2002 at 2:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts, or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the matters set forth on the other side of this proxy card as described in the Notice of Special Meeting and accompanying Proxy Statement.

     The proxies will vote this proxy as directed by the undersigned or, if no direction is indicated, the proxies will vote this proxy "FOR" all of the proposals unless authority to do so is specifically withheld. This proxy also grants discretionary authority to the proxies to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                                        [Down arrow]  Date ___________, 2002

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY CARD, IN THE ENCLOSED ENVELOPE,
                                        WHETHER OR NOT YOU EXPECT TO ATTEND THE
                                        MEETING.

                                        ----------------------------------------
                                        |                                      |
                                        |                                      |
                                        |                                      |
                                        ----------------------------------------

                                              Signature(s) and Title(s),

                                        Please sign exactly as your name appear
                                        hereon. If stock is held in the name of
                                        joint owners, each must sign.
                                        Attorneys-in-fact, executors,
                                        administrators, etc., should so
                                        indicate. If shareholder is a
                                        corporation or partnership, please sign
                                        in full corporate or partnership name by authorized person.

        \/ Please fold and detach card at perforation before mailing. \/

[Down arrow]  Please fill in box(es) as shown using black or  [X] [Down arrow]
              blue ink or number 2 pencil. PLEASE DO NOT USE
              FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE STANDISH, AYER & WOOD INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS SET FORTH BELOW. APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE IN THE ADVISORY FEE RATE PAYABLE DIRECTLY OR INDIRECTLY BY ANY FUND. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item below.

If you own shares of International Equity Fund, International Small Cap Fund or Small Cap Value Fund, please vote on Proposal 1:

1. To approve and implement a new investment policy      FOR  AGAINST  ABSTAIN
allowing each Fund to convert to the master-feeder       [_]    [_]      [_]
structure whereby each Fund would invest all of its investable assets in the corresponding master portfolio
(each, a "Portfolio"). Each Portfolio has substantially the same investment objective, policies and restrictions as the corresponding Fund.

If you own shares of International Equity Fund, International Small Cap Fund or Small Cap Value Fund, please vote on Proposal 2:

2. To authorize each Fund to vote as a holder of an      FOR  AGAINST  ABSTAIN
interest in the corresponding Portfolio to approve an    [_]    [_]      [_]
investment advisory agreement between the corresponding
Portfolio and Standish Mellon Asset Management Company
LLC, each Fund's investment adviser

If you own shares of International Equity Fund, please vote on Proposals 3(a) and (b).

3(a). To amend certain fundamental investment            FOR  AGAINST  ABSTAIN
restrictions of Standish International Equity Fund to    [_]    [_]      [_]
permit the Fund to implement the proposed new master-feeder conversion described in Proposal 1 above.

3(b). To amend certain fundamental investment            FOR  AGAINST  ABSTAIN
restrictions of Standish International Equity Fund to    [_]    [_]      [_]
engage in securities lending to the extent permitted under the Investment Company Act of 1940

4. To consider any other business that may properly come before the meeting.

IMPORTANT NOTICE

Although we urge you to read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

QUESTIONS & ANSWERS

Q.   What has happened to require a shareholder vote?

     A. At meetings held in June, the Board of Trustees of your Funds unanimously approved a new investment policy to authorize the International Equity Fund, International Small Cap Fund and Small Cap Value Fund to convert to the master-feeder structure by investing all of their investable assets in a specific corresponding series of an open-end management investment company (each, a "Portfolio"). Each Portfolio would have the same investment objective, policies and restrictions as the corresponding Fund. A shareholder vote is required to approve this new investment policy and, in the case of the International Equity Fund, to amend certain fundamental investment restrictions to permit the implementation of the policy and to permit the International Equity Fund to engage in securities lending.

          Please refer to the Proxy Statement for a detailed explanation of each proposal.

Q. Why am I being asked to approve new investment advisory agreements for the Portfolios?

     A. In the master-feeder structure, each Fund would seek to achieve its investment objective through its investment in the corresponding Portfolio, rather than through direct investments in securities. Because the Portfolios will invest their assets directly in securities, all of the investment advisory services will be moved from the Fund level to the Portfolio level. Therefore, while the Funds will no longer need advisory agreements, the Portfolios will. The provisions of the agreements will remain substantially the same, except for the dates of execution, the initial term and that certain administrative services will be provided to each Portfolio under a separate administration agreement. There will be no change in the advisory fee rate payable directly or indirectly by the Funds if this proposal is approved.

Q:   How Do The Trustees of My Fund Suggest That I Vote?

     A: After careful consideration, the Trustees, including the independent Trustees who comprise a majority of each fund's Board of Trustees, unanimously recommend that you vote "FOR" each proposal. In making this recommendation, the Trustees considered a number of factors, including the possibility that the new structure could attract additional assets to the Portfolios which may be advantageous to shareholders of the Funds in several ways. The Trustees also considered the fact that Standish Mellon would continue to be providing the same level of services to the Portfolios as it currently does for the Funds at the same advisory fee rates.

          Please refer to the proxy statement for a more detailed description of the factors considered by the Trustees.

Q:   Will My Vote Make a Difference?

     A: Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their fund(s). The funds have retained Management Information Services Corp. ("MIS") to assist in the solicitation of proxies. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from Standish or MIS in an effort to urge them to vote.

Q:   Whom Do I Call If I Have Questions?

     A: We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-221-4795 between 9:00 a.m. and 5:00 p.m. Eastern Time, Monday through Friday.

Q:   Where Do I Mail My Proxy Card(s)?

     A:   You may use the enclosed postage-paid envelope.